PROSPECTUS SUPPLEMENT

DATED

DECEMBER 1, 2015

FOR

EXECUTIVE BENEFITS (COLI) VUL

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2015 for Executive Benefits VUL, a corporate owned variable universal life insurance policy issued through The Guardian Separate Account N.

Beginning December 15, 2015, the Wells Fargo Advantage VT International Equity Fund (Class II) will be known as Wells Fargo VT International Equity Fund (Class II).

Except as set forth herein, all other provisions of the prospectuses noted above, as heretofore supplemented, shall remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.